UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2012

IDO SECURITY INC.
(Exact name of registrant as specified in its charter)

Nevada	0-51170	38-3762886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 State Street, New York, NY 10004
(Address of principal executive offices, including Zip Code)

646-214-1234
(Registrant’ s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8     OTHER EVENTS

Item 8.01	Other Events

On November 26, 2012, IDO Security Inc. (the “Company”) was advised that the Judge in the Tel-Aviv District Labor Court (the “Court”) awarded Mr. Gil Stiss (“Stiss”), a former officer/director of the Company’s wholly owned subsidiary, IDO Security Ltd. (“IDO LTD”), judgment in the lawsuit brought by Stiss against IDO LTD. In the lawsuit, which Stiss commenced in October 2009 against IDO LTD and a former director and the then General Manager of IDO LTD., and was first disclosed in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2009, Stiss sought the payment of amounts purportedly due and payable to him  under his employment agreement with IDO LTD. Stiss was awarded Judgment in the approximate amount of 1,475,000 in New Israeli Shekels (NIS), which is equivalent to approximately $394,000 at the time of the filing of this report, with interest and cost of living index adjustments computed from May 10, 2009. Stiss’ suit against the then officers/directors of IDO LTD. was dismissed.  The Company was not a party to the lawsuit.

On December 20, 2012, IDO LTD. filed a motion with the Court to stay execution of the judgment pending appeal and on December 23, 2012 IDO Ltd. filed its appeal of the judgment.  Stiss was given until January 10, 2013 to respond to IDO LTD’s motion for the stay of execution of judgment. No assurance can be provided as to the ultimate disposition of the motions for the stay and the appeal.

In the meantime, the Company does not believe that there should be any material disruption to its business or customers as a result of the judgment. However, if IDO LTD.’s appeal is not ultimately successful and / or the judgment is not paid or otherwise settled, the commercial activities in Israel may be disrupted or terminated as a result of said judgment.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties, including statements regarding Company’s expectations concerning disruptions to its business or customers and IDO LTD.’s intention to challenge the judgment through all appropriate processes. The forward-looking statements contained in this report are subject to risks and uncertainties, and the actual outcomes or results to vary from those indicated by the forward-looking statements. These risks and uncertainties include any adverse outcomes of any motions or appeals by or against IDO LTD., and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Document Description

None

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2012	IDO SECURITY INC.

	By:	/s/Michael Goldberg
Acting Chief
Executive Officer